Going Concern	12 Months Ended
Mar. 31, 2020
Going Concern
Going Concern
2	GLOBAL PANDEMIC, GOING CONCERN AND IMPAIRMENT OF NON-CURRENT ASSETS

2(a)	GLOBAL PANDEMIC

In December 2019, a novel strain of coronavirus (‘Global Pandemic’or ‘COVID-19’) emerged in Wuhan, Hubei Province, China. While initially the outbreak was largely concentrated in China and caused significant disruptions to its economy, it has now spread to several other countries, and infections have been reported globally including India, United Kingdom, United States, Dubai, Singapore and Australia where the group through its offices distributes the films theatrically. In response to the public health risks associated with the COVID-19, the Government of the aforesaid countries has announced nation-wide lockdown which resulted in the closure of all the theatres in the respective geographies and caused disruptions in the production and availability of content, including delayed, or in some cases, shortened or cancelled theatrical releases. The lockdown has affected the Group’s ability to generate revenues from the monetization of Indian film content in various distribution channels through agreements with commercial theatre operators. Also refer to note 2 (c), wherein the Group has recorded an impairment charge of $ 431,200 for the year ended March 31, 2020. In addition, refer to note 19, wherein the Group has recorded credit impairment loss of $ 103,109 for the year ended March 31, 2020.

The extent of the adverse impact on the Group’s financial and operational results will be dictated by the length of time that such disruptions continue, which will, in turn, depend on the currently unknowable duration of COVID-19 and among other things, the impact of governmental actions imposed in response to the pandemic and individuals’ and companies’ risk tolerance regarding health matters going forward. The Group’s business also could be significantly affected even after reopening of certain operations, should the disruptions caused by the COVID-19 lead to changes in consumer behaviour (such as social distancing), which the Group currently believes will be temporary.

The Group is continuously monitoring the rapidly evolving situation and its potential impacts on the Group’s financial position, results of operations, liquidity, and cash flows.

2(b)	GOING CONCERN ASSUMPTION

The Group meets its day to day working capital requirements and funds its investment in content and film rights primarily through a variety of cash generated from operations, banking arrangements, de-recognition of financial assets and strategic alternatives.

The Group is dependent upon external borrowings for its working capital needs and investment in content and film rights. Under the terms of such banking arrangements, the Group is able to draw down in the local currencies of its operating businesses.

The borrowings (as set out in Note 22) are subject to individual covenants and a negative pledge that restricts the Group’s ability to incur liens, security interests or similar encumbrances or arrangements on its assets. During the current year, there had been a credit rating downgrade of our Indian listed subsidiary due to delay in repayment of loan instalments.

As at March 31, 2020, Group’s borrowings were $ 178,972, of which $ 117,097 is repayable in fiscal 2021. In addition, the Group has opted for moratorium as per Reserve Bank of India guidelines 2019-2020/2392 on account of global pandemic wherein all the instalments due from 1 March 2020 to 31 August 2020 will be converted  to short-term borrowing post moratorium period.

Further, the Group has reported a negative net current assets position on the balance sheet date.

The Group continue to experience significant net loss for fiscal 2020. The Group has incurred loss amounting $491,704 for the year ended March 31, 2020 [after considering the impact of an impairment loss amounting $431,200 as described in Note 2 (c)] when compared to net loss of $ $410,453 [after considering the impact of an impairment loss amounting $423,355 as described in Note 2 (c)] and $9,745 respectively for the year ended March 31, 2019 and 2018.

Despite these uncertainties, and uncertainties arising from the global pandemic, which have been explained in detail in Note 2 (a), the management continues to adopt the going concern basis in preparing the consolidated financial statements as of March 31, 2020 in accordance with IFRS as issued by the IASB, which assumes that the Group will be able to discharge all its liabilities, including mandatory repayment of the banking facilities, as disclosed in Note 31, as they fall due on account of:

a)	On September 26, 2019, the Group entered into a definitive agreement with an institutional investor to procure additional funding of $25,000 through the issuance of senior convertible notes, resulting enhanced liquidity to the Group. Subsequent to the reporting period, the Company fully paid the outstanding balance of senior convertible notes by conversion into A ordinary shares.

b)	On April 17, 2020, the Group entered into an Agreement and plan of merger with STX Filmworks, Inc, a Delaware corporation (“STX”) – a Company that specializes in producing, financing, distributing and marketing film, television and digital content. This merger will help create a pre-eminent global media company, which can develop local and international premium content at scale and across many platforms.

As the result of this merger, (i) new investors and existing STX equity investors are expected to contribute incremental equity financing of $125,000 (of which $35,000 is received as on the date of issuance of the financial statements] and (ii) a line of undrawn credit facility totaling to ~$ 100,000 from a large financial institution/s with a moratorium of 5 years will be available to the combined company.

In addition, the Group expects the combined company to be uniquely positioned to benefit from the accelerating consumption of premium digital content in the world’s most important growth markets with robust capital structure and experienced management team. The combined company is also expected to generate operating synergies within 24 months of closing of the merger transaction, stemming from integration and scale benefits, optimization of global content distribution and enhanced monetization of the Eros Now platform.

c)	The Group have continued to generate a positive operating cash flow before incurring capital expenditures for the year ended March 31, 2020, 2019 and 2018, respectively.

2(c)	IMPAIRMENT OF NON- CURRENT ASSETS

Impairment reviews in respect of goodwill and indefinite-lived intangible assets are performed annually. More regular reviews, and impairment reviews in respect of other non-current assets, are performed if events indicate that an impairment review is necessary. Examples of such triggering events would include a significant planned restructuring, a major change in market conditions or technology, reduction in market capitalization, expectations of future operating losses, or negative cash flows. The asset or Cash Generating Unit (CGU) is impaired if carrying amount of the CGU exceeds its recoverable amount.

The group performed impairment assessment as of March 31, 2020. The recoverable amount of the cash generating unit was determined based on value in use.

Value in use was determined based on future cash flows after considering current economic conditions and trends, estimated future operating results, growth rates (which is lower than those considered in previous years) and anticipated future economic conditions. The approach and key (unobservable) assumptions used to determine the cash generating unit’s value in use were as follows:

Assumptions	As at March 31, 2020	As at March 31, 2019
Growth rate applied beyond approved forecast period	4%	4%
Pre-tax discount rate	20%	21%

The Company considered it appropriate to undertake an impairment assessment with reference to the estimated cash flows for the period of four years developed using internal forecast and extrapolated for the fifth year. The growth rates used in the value in use calculation reflect those inherent within the Company’s internal forecast, which is primarily a function of the future assumptions, past performance and management’s expectation of future developments through fiscal 2024.

Accordingly, the Group recorded an impairment loss, totaling to $431,200 and $423,335 as an exceptional item, being significant and non-recurring in nature, within the Statement of Income for the year ended March 31, 2020 and March 31, 2019 respectively. Impairment loss is mainly due to changes in the market conditions, including lower projected volume when compared to prior year/s on account of ongoing global pandemic. The aforesaid impairment loss was allocated to Intangible assets - content. [Refer Note 15]

Sensitivity to key assumptions

The change in the key following assumptions used in the impairment review would, in isolation, lead to an increase in impairment loss recognized by followings amounts as at March 31, 2020 (Although it should be noted that these sensitivities do not take account of potential mitigating actions)

	(in millions)
	As at March 31, 2020	As at March 31, 2019
Increase in discount rate by 1%	52	54
Decrease in long term growth rate applied beyond approved forecast period by 1%	67	30
Decrease in projected volume by 1%	44	63